EXHIBIT 10

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  references  to  our  firm  under  the  caption  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the use of our reports dated February 6, 2004, on the financial statements and financial highlights of the USAA Nasdaq-100 Index Fund and the USAA S&P 500 Index Fund and to the use of our report dated February 13, 2004, on the financial statements and financial highlights of the USAA Extended Market Index Fund, as of and for the year ended December 31, 2003 in the Post-Effective Amendment Number 69 to the Registration Statement (Form N-1A No. 2-49560).


                                              /S/ ERNEST & YOUNG LLP
                                              ERNST & YOUNG LLP

San Antonio, Texas
April 26, 2004